UBS Investment Bank
                            Fixed Bid Stratification
                                 Inv Pool 09/22
                                    ALTA15YN
================================================================================


--------------------------------------------------------------------------------
Pool Summary                            COUNT                    UPB          %
--------------------------------------------------------------------------------
Conforming                                436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-10-01
AVG UPB: $103,041.94
GROSS WAC: 5.3706%
NET WAC: 5.121%
% SF/PUD: 64.32%
% FULL/ALT: 29.07%
% CASHOUT: 31.97%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 62.02%
% FICO > 679: 84.87%
% NO FICO: 0.00%
WA FICO: 729
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 22.99%
Latest Maturity Date: 20181001
Loans with Prepay Penalties: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                            COUNT                    UPB          %
--------------------------------------------------------------------------------
15 YR FXD                                 436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                        COUNT                    UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                         52      $    2,062,102.00      4.59%
$50,000.01 - $100,000.00                  212          15,354,092.00     34.18
$100,000.01 - $150,000.00                 111          13,412,866.00     29.86
$150,000.01 - $200,000.00                  27           4,662,755.00     10.38
$200,000.01 - $250,000.00                  15           3,422,471.00      7.62
$250,000.01 - $300,000.00                  12           3,348,200.00      7.45
$300,000.01 - $350,000.00                   3             967,700.00      2.15
$400,000.01 - $450,000.00                   4           1,696,100.00      3.78
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: $15,480.00
Maximum: $450,000.00
Average: $103,041.94
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                          COUNT                    UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                         52      $    2,062,102.00      4.59%
$50,000.01 - $100,000.00                  212          15,354,092.00     34.18
$100,000.01 - $150,000.00                 111          13,412,866.00     29.86
$150,000.01 - $200,000.00                  27           4,662,755.00     10.38
$200,000.01 - $250,000.00                  15           3,422,471.00      7.62
$250,000.01 - $300,000.00                  12           3,348,200.00      7.45
$300,000.01 - $350,000.00                   3             967,700.00      2.15
$400,000.01 - $450,000.00                   4           1,696,100.00      3.78
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: $15,480.00
Maximum: $450,000.00
Average: $103,041.94
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                              COUNT                    UPB          %
--------------------------------------------------------------------------------
4.001% - 4.250%                             2      $      251,250.00      0.56%
4.251% - 4.500%                            18           1,978,640.00      4.40
4.501% - 4.750%                            23           2,630,300.00      5.85
4.751% - 5.000%                            68           6,675,130.00     14.86
5.001% - 5.250%                            59           6,262,384.00     13.94
5.251% - 5.500%                           112          12,573,151.00     27.99
5.501% - 5.750%                            85           7,923,056.00     17.64
5.751% - 6.000%                            46           5,006,795.00     11.14
6.001% - 6.250%                            17           1,233,800.00      2.75
6.251% - 6.500%                             3             269,600.00      0.60
6.501% - 6.750%                             3             122,180.00      0.27
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 6.750%
Weighted Average: 5.371%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                COUNT                    UPB          %
--------------------------------------------------------------------------------
3.751% - 4.000%                             2      $      251,250.00      0.56%
4.001% - 4.250%                            18           1,978,640.00      4.40
4.251% - 4.500%                            23           2,630,300.00      5.85
4.501% - 4.750%                            68           6,675,130.00     14.86
4.751% - 5.000%                            59           6,262,384.00     13.94
5.001% - 5.250%                           112          12,573,151.00     27.99
5.251% - 5.500%                            85           7,923,056.00     17.64
5.501% - 5.750%                            46           5,006,795.00     11.14
5.751% - 6.000%                            17           1,233,800.00      2.75
6.001% - 6.250%                             3             269,600.00      0.60
6.251% - 6.500%                             3             122,180.00      0.27
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 6.500%
Weighted Average: 5.121%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity               COUNT                    UPB          %
--------------------------------------------------------------------------------
121 - 180                                 436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity       COUNT                    UPB          %
--------------------------------------------------------------------------------
121 - 180                               436           $44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                  436           $44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 153
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Sep 22, 2003 14:59                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                 Inv Pool 09/22
                                    ALTA15YN
================================================================================


--------------------------------------------------------------------------------
Seasoning                               COUNT                    UPB          %
--------------------------------------------------------------------------------
<= 0                                        3      $      169,000.00      0.38%
1 - 1                                     153          16,014,678.00     35.65
2 - 2                                     186          19,450,302.00     43.29
3 - 3                                      79           8,026,026.00     17.86
4 - 4                                      12             938,780.00      2.09
5 - 5                                       1             110,000.00      0.24
6 - 6                                       1             116,000.00      0.26
7 - 12                                      1             101,500.00      0.23
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                             COUNT                    UPB          %
--------------------------------------------------------------------------------
620 - 629                                   3      $      403,300.00      0.90%
630 - 639                                   5             548,976.00      1.22
640 - 649                                  12           1,357,306.00      3.02
650 - 659                                  13           1,139,950.00      2.54
660 - 669                                  10           1,007,100.00      2.24
670 - 679                                  26           2,342,595.00      5.21
680 - 689                                  25           2,793,295.00      6.22
690 - 699                                  19           2,620,301.00      5.83
700 - 709                                  32           3,148,401.00      7.01
710 - 719                                  33           3,805,440.00      8.47
720 - 729                                  30           3,003,355.00      6.69
730 - 739                                  24           2,591,375.00      5.77
740 - 749                                  31           2,995,300.00      6.67
750 - 759                                  32           3,448,850.00      7.68
760 - 769                                  47           4,694,000.00     10.45
770 - 779                                  31           3,498,325.00      7.79
780 - 789                                  23           2,066,472.00      4.60
790 - 799                                  25           2,071,445.00      4.61
800 - 809                                   9             977,950.00      2.18
810 - 819                                   5             302,550.00      0.67
820 - 829                                   1             110,000.00      0.24
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 620
Maximum: 821
Weighted Average: 729
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                     COUNT                    UPB          %
--------------------------------------------------------------------------------
10.001% - 15.000%                           1      $       60,000.00      0.13%
15.001% - 20.000%                           2             217,500.00      0.48
20.001% - 25.000%                           6             487,800.00      1.09
25.001% - 30.000%                           3             375,000.00      0.83
30.001% - 35.000%                          21           2,952,655.00      6.57
35.001% - 40.000%                          17           1,834,750.00      4.08
40.001% - 45.000%                          23           1,661,572.00      3.70
45.001% - 50.000%                          25           2,580,251.00      5.74
50.001% - 55.000%                          26           2,668,611.00      5.94
55.001% - 60.000%                          39           3,936,265.00      8.76
60.001% - 65.000%                          42           4,329,600.00      9.64
65.001% - 70.000%                          81           9,723,556.00     21.64
70.001% - 75.000%                          53           5,364,890.00     11.94
75.001% - 80.000%                          78           7,160,086.00     15.94
80.001% - 85.000%                           4             329,250.00      0.73
85.001% - 90.000%                          15           1,244,500.00      2.77
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 13.79%
Maximum: 90.00%
Weighted Average: 62.02%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio            COUNT                    UPB          %
--------------------------------------------------------------------------------
10.001% - 15.000%                           1      $       60,000.00      0.13%
15.001% - 20.000%                           2             217,500.00      0.48
20.001% - 25.000%                           6             487,800.00      1.09
25.001% - 30.000%                           3             375,000.00      0.83
30.001% - 35.000%                          20           2,899,000.00      6.45
35.001% - 40.000%                          17           1,834,750.00      4.08
40.001% - 45.000%                          24           1,715,227.00      3.82
45.001% - 50.000%                          25           2,580,251.00      5.74
50.001% - 55.000%                          24           2,461,911.00      5.48
55.001% - 60.000%                          40           4,078,265.00      9.08
60.001% - 65.000%                          42           4,329,600.00      9.64
65.001% - 70.000%                          81           9,723,556.00     21.64
70.001% - 75.000%                          52           5,305,890.00     11.81
75.001% - 80.000%                          80           7,283,786.00     16.21
80.001% - 85.000%                           4             329,250.00      0.73
85.001% - 90.000%                          15           1,244,500.00      2.77
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 13.79%
Maximum: 90.00%
Weighted Average: 62.10%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Sep 22, 2003 14:59                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                 Inv Pool 09/22
                                    ALTA15YN
================================================================================


--------------------------------------------------------------------------------
DTI                                     COUNT                    UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                  55      $    5,052,770.00     11.25%
0.001% - 1.000%                             1              95,900.00      0.21
1.001% - 6.000%                             7             961,000.00      2.14
6.001% - 11.000%                           11             813,905.00      1.81
11.001% - 16.000%                          23           2,732,326.00      6.08
16.001% - 21.000%                          36           4,318,650.00      9.61
21.001% - 26.000%                          30           3,086,040.00      6.87
26.001% - 31.000%                          53           4,775,585.00     10.63
31.001% - 36.000%                          82           8,129,252.00     18.09
36.001% - 41.000%                          79           8,263,938.00     18.39
41.001% - 46.000%                          59           6,696,920.00     14.91
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 45.000%
Weighted Average: 30.915%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                COUNT                    UPB          %
--------------------------------------------------------------------------------
California                                 70      $   10,327,005.00     22.99%
Virginia                                   33           3,781,245.00      8.42
Texas                                      39           3,256,647.00      7.25
Illinois                                   21           2,514,350.00      5.60
New Jersey                                 18           2,286,180.00      5.09
Maryland                                   20           2,222,491.00      4.95
Florida                                    18           1,725,350.00      3.84
Washington                                 16           1,496,945.00      3.33
Pennsylvania                               23           1,468,950.00      3.27
Ohio                                       23           1,359,175.00      3.03
New York                                    8           1,265,900.00      2.82
Arizona                                    16           1,238,775.00      2.76
Colorado                                   10           1,084,222.00      2.41
Kentucky                                   13           1,003,050.00      2.23
Missouri                                   11             876,780.00      1.95
Utah                                        8             868,755.00      1.93
South Carolina                              7             760,400.00      1.69
Rhode Island                                4             729,500.00      1.62
Georgia                                    10             718,755.00      1.60
Massachusetts                               4             660,500.00      1.47
Indiana                                    10             601,700.00      1.34
Kansas                                      7             582,600.00      1.30
Louisiana                                   4             579,700.00      1.29
North Carolina                              5             489,126.00      1.09
Michigan                                    5             468,900.00      1.04
Oregon                                      5             460,750.00      1.03
Nevada                                      4             320,450.00      0.71
New Mexico                                  3             301,150.00      0.67
Oklahoma                                    4             260,750.00      0.58
Tennessee                                   4             253,040.00      0.56
Minnesota                                   3             195,595.00      0.44
Idaho                                       1             150,000.00      0.33
District Of Columbia                        1             135,500.00      0.30
Mississippi                                 2             130,200.00      0.29
Montana                                     1             117,500.00      0.26
Wyoming                                     1              61,750.00      0.14
Iowa                                        1              58,500.00      0.13
Wisconsin                                   1              57,000.00      0.13
Alabama                                     1              37,000.00      0.08
Arkansas                                    1              20,100.00      0.04
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                          COUNT                    UPB          %
--------------------------------------------------------------------------------
States Not CA                             366      $   34,599,281.00     77.01%
South CA                                   41           6,411,250.00     14.27
North CA                                   29           3,915,755.00      8.72
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                  COUNT                    UPB          %
--------------------------------------------------------------------------------
92009                                       2      $      613,100.00      1.36%
94588                                       2             593,600.00      1.32
80521                                       4             519,500.00      1.16
70125                                       2             473,900.00      1.05
02906                                       1             450,000.00      1.00
Other                                     425          42,276,186.00     94.10
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                            COUNT                    UPB          %
--------------------------------------------------------------------------------
Rate & Term Refi                          246      $   25,454,053.00     56.66%
Cash Out Refi                             140          14,362,932.00     31.97
Purchase                                   50           5,109,301.00     11.37
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                       COUNT                    UPB          %
--------------------------------------------------------------------------------
No                                        296      $   30,563,354.00     68.03%
Yes                                       140          14,362,932.00     31.97
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                           COUNT                    UPB          %
--------------------------------------------------------------------------------
Income Only                               263      $   27,112,784.00     60.35%
Full                                      114          13,061,492.00     29.07
1 Paystub/Assets Verified                  34           2,689,370.00      5.99
Employment Verification Only               24           1,973,640.00      4.39
                                            1              89,000.00      0.20
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                           COUNT                    UPB          %
--------------------------------------------------------------------------------
Single Family                             275      $   25,001,217.00     55.65%
Two Family                                 53           6,147,400.00     13.68
Condomimium                                42           4,380,654.00      9.75
Pud                                        35           3,897,160.00      8.67
Four Family                                16           2,998,155.00      6.67
Three Family                               15           2,501,700.00      5.57
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                               COUNT                    UPB          %
--------------------------------------------------------------------------------
Investor Occupied                         436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Sep 22, 2003 14:59                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                 Inv Pool 09/22
                                    ALTA15YN
================================================================================


--------------------------------------------------------------------------------
Prepay Flag                             COUNT                    UPB          %
--------------------------------------------------------------------------------
No Prepay Penalty                         436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment  Penalty (Months)            COUNT                    UPB          %
--------------------------------------------------------------------------------
0.000                                     436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                            COUNT                    UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                        436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent 2nd                              COUNT                    UPB          %
--------------------------------------------------------------------------------
N                                         432      $   44,606,931.00     99.29%
Y                                           4             319,355.00      0.71
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                           COUNT                    UPB          %
--------------------------------------------------------------------------------
1                                         436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                           COUNT                    UPB          %
--------------------------------------------------------------------------------
GEMICO                                      2      $      132,480.00      0.29%
MGIC                                        2             160,650.00      0.36
PMI Mortgage Insurance                      8             614,800.00      1.37
Republic Mortgage Insurance                 4             231,820.00      0.52
United Guaranty                             3             434,000.00      0.97
LTV <=80                                  417          43,352,536.00     96.50
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Type
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Channel                                 COUNT                    UPB          %
--------------------------------------------------------------------------------
                                          436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Servicer                                COUNT                    UPB          %
--------------------------------------------------------------------------------
                                          436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------
Total:                                    436      $   44,926,286.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Sep 22, 2003 14:59                    Page 4 of 4